UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2019

UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 1.01    Entry into a Material Definitive Agreement.
On May 13, 2019, Upland Software, Inc. (the “Company”) closed a previously announced underwritten public offering (the “Offering”) of 3,795,000 shares of its common stock, par value $0.0001 per share (the “Shares”). This included the 495,000 shares issuable pursuant to the option to purchase additional shares granted to the Underwriters, which was exercised in full. The Shares were issued and sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated May 8, 2019, with Credit Suisse Securities (USA) LLC and Jefferies LLC, as representatives of the several underwriters named therein (the “Underwriters”), at a public offering price per share of $42.00. The Company will receive net proceeds of approximately $151.1 million from the Offering after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.
The Shares were issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-228767) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated May 6, 2019 and a final prospectus supplement dated May 8, 2019.
The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which was previously filed as Exhibit 1.01 to the Company’s Current Report on Form 8-K dated May 9, 2019, and is incorporated herein by reference. A copy of the opinion of Pillsbury Winthrop Shaw Pittman LLP relating to the legality of the issuance and sale of the Shares is attached hereto as Exhibit 5.1.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
1.01
Underwriting Agreement, dated May 8, 2019, by and among Upland Software, Inc. and Credit Suisse Securities (USA) LLC and Jefferies LLC, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.01 of the Company's Current Report on Form 8-K, file number 001-36720, filed with the Securities and Exchange Commission on May 9, 2019).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLC (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ John T. McDonald
John T. McDonald Chief Executive Officer
Date: May 14, 2019